IMPAC SECURED ASSETS CORP.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joseph R. Tomkinson, Richard J. Johnson, Ron Morrison, Lisa Duehring and Gretchen Verdugo as his/her true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (including his/her capacity as director and/or officer of Impac Secured Assets Corp.), to sign any Registration Statement on Form S-3 and any or all amendments thereto (including post-effective amendments) of Impac Secured Assets Corp. under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         SIGNATURE                                      TITLE                                    DATE

                                      Chief Executive Officer (Principal Executive            June 30, 2005
/s/ Joseph R. Tomkinson               Officer)
---------------------------------
Joseph R. Tomkinson


                                      Director and Chief Financial Officer (Principal         June 30, 2005
/s/ Richard J. Johnson                Executive Officer and Principal Accounting Officer)
---------------------------------
Richard J. Johnson


/s/ Ron Morrison                      Secretary                                               June 30, 2005
---------------------------------
Ron Morrison


/s/ Lisa Duehring                     Senior Vice President                                   June 30, 2005
---------------------------------
Lisa Duehring


/s/ Gretchen Verdugo                  Executive Vice President                                June 30, 2005
---------------------------------
Gretchen Verdugo